UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 22, 2025

Farmers National Banc Corp.
(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 22, 2025, Farmers National Banc Corp. (the “Company”) and Middlefield Banc Corp, an Ohio corporation (“Middlefield”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Middlefield will merge with and into the Company (the “Merger”), with the Company as the surviving entity in the Merger. Promptly following the consummation of the Merger, it is expected that The Middlefield Banking Company, the banking subsidiary of Middlefield (“Middlefield Bank”) will merge with and into The Farmers National Bank of Canfield, the national banking subsidiary of the Company (“Farmers Bank”) (the “Bank Merger”). Farmers Bank will be the surviving bank in the Bank Merger (the “Surviving Bank”). A copy of the Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each common share, without par value, of Middlefield (“Middlefield Common Shares”) issued and outstanding immediately prior to the Effective Time (except for certain Middlefield Common Shares held directly by Middlefield or the Company) will be converted into the right to receive 2.6 common shares, without par value, of the Company (“Company Common Shares”) (the “Exchange Ratio”, and sometimes referred to as, the “Merger Consideration”). No fractional Company Common Shares will be issued in the Merger, and Middlefield’s shareholders will be entitled to receive cash in lieu of such fractional Company Common Shares.

In addition, the Merger Agreement provides that the Company shall take such action necessary to, effective immediately following the Effective Time, increase the number of directors of the Company’s board of directors by two and appoint two persons who serve as a non-employee director of Middlefield immediately prior to the Effective Time to the Company’s board of directors, with (a) one person appointed as a Class II director of the Company with a term expiring at the 2027 annual meeting of the Company’s shareholders, and (b) one person appointed as a Class III director of the Company with a term expiring at the 2028 annual meeting of the Company’s shareholders.

The Merger Agreement contains customary (a) representations and warranties of Middlefield and the Company, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements and compliance with applicable laws, (b) covenants of Middlefield and the Company to conduct their respective businesses in the ordinary course until the Effective Time and (c) covenants of Middlefield and the Company not to take certain actions prior to the Effective Time. Middlefield also has agreed that neither it nor its representatives will (i) solicit proposals relating to alternative business combination transactions or, (ii) subject to certain exceptions, enter into discussions concerning, or furnish information in connection with, any proposals for alternative business combination transactions, or approve, endorse or recommend, or take other actions relating to, an alternative business combination transaction.

Consummation of the Merger is subject to certain conditions, including, among others: (a) the approval of the Merger by the shareholders of the Company; (b) the approval of the Merger by the shareholders of Middlefield; (c) the approval for listing on The NASDAQ Stock Market, subject to official notice of issuance, of the Company Common Shares to be issued in the Merger; (d) the effectiveness of the Registration Statement on Form S-4 (the “S-4”) to be filed by the Company with the Securities and Exchange Commission (the “SEC”) to register the Company Common Shares to be issued to the shareholders of Middlefield in the Merger; (e) the absence of any injunctions or other legal restraints preventing or rendering illegal the transactions contemplated by the Merger Agreement; (f) the receipt of regulatory and other governmental approvals required to consummate the Merger and the Bank Merger and the expiration of applicable waiting periods; (g) the accuracy of specified representations and warranties of each party; and (h) the receipt by each party of an opinion from its legal counsel to the effect that the Merger will qualify as a “reorganization” for U.S. federal income tax purposes. Subject to these conditions and the other conditions set forth in the Merger Agreement, the Merger is expected to close in the first quarter of 2026. The Company has agreed to use its commercially reasonable efforts to file the Form S-4 with the SEC within 45 days of the date of the Merger Agreement.

The Merger Agreement contains certain termination rights for each of Middlefield and the Company, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: (a) the mutual written consent of the Company and Middlefield authorized by the boards of directors of the Company and Middlefield; (b) a final, non-appealable denial of required regulatory approvals; (c) the Merger has not been completed on or before December 31, 2026, (d) a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; (e) the failure of the board of directors of Middlefield to recommend the Merger to its shareholders or a change in the recommendation by the board of directors of Middlefield; (f) a material breach of certain of the Company’s covenants; (g) the recommendation by the board of directors of Middlefield to Middlefield’s shareholders to tender (or the failure to recommend rejection of a tender or exchange offer) Middlefield Common Shares in certain tender or exchange offers; or (h) the failure of the shareholders of either party to approve the Merger by the requisite vote.

Middlefield also has the right to terminate the Merger Agreement if both of the following conditions are satisfied: (i) the average closing price (“Average Closing Price”) of the Company’s common stock for the 20 consecutive trading days ending on the tenth calendar day immediately prior to the Effective Time of the Merger (“Determination Date”) is less than 80% of the starting price, as defined, and (ii) the ratio of the starting price of the Company’s common stock to the Average Closing Price is less than 80% of the ratio of the Nasdaq Bank Index on October 21, 2025 compared to the Nasdaq Bank Index on the Determination Date, unless the Company elects to make an adjustment to the Exchange Ratio. If the Merger Agreement is terminated under certain other conditions, Middlefield has agreed to pay to the Company a termination fee of $12,000,000.00.

In connection with the execution of the Merger Agreement, (a) the directors of Middlefield who beneficially own Middlefield Common Shares have entered into substantially identical voting agreements with the Company and (b) the directors of the Company have entered into substantially identical voting agreements with Middlefield, both pursuant to which such respective directors have agreed, among other things, to vote their respective Middlefield Common Shares or Company Common Shares, as applicable, in favor of the approval of the Merger Agreement and the transactions contemplated thereby. The forms of voting agreements are included as Exhibit B and Exhibit C to the Merger Agreement.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the Company, Middlefield or their respective subsidiaries and affiliates. The covenants, representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and, in the case of representations and warranties, as of specific dates, may be subject to a contractual standard of materiality different from what a shareholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by or subject to certain disclosures and exceptions not reflected in the Merger Agreement and generally were for the benefit of the parties to the Merger Agreement. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Middlefield or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Middlefield.

Important Additional Information About the Merger.

In connection with the Merger, the Company will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. The Merger Agreement should not be read alone, but should be read in conjunction with the other information regarding the Company, Middlefield, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4.

SHAREHOLDERS OF THE COMPANY AND MIDDLEFIELD AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MIDDLEFIELD, THE MERGER, THE PERSONS SOLICITING PROXIES WITH RESPECT TO THE MERGER, AND THEIR INTERESTS IN THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement on Form S-4 (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.farmersbankgroup.com or may be obtained from the Company by written request to Farmers National Banc Corp., 20 South Broad Street, Canfield, Ohio 44406, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The respective directors and executive officers of the Company and Middlefield and other persons may be deemed to be participants in the solicitation of proxies from the Company and Middlefield shareholders with respect to the Merger. Information regarding the directors of the Company is available in its proxy statement filed with the SEC on March 18, 2025 in connection with its 2025 Annual Meeting of Shareholders and information regarding the executive officers of the Company is available in its Form 10-K filed with the SEC on March 6, 2025. Information regarding the directors of Middlefield is available in its proxy statement filed with the SEC on April 4, 2025 in connection with its 2025 Annual Meeting of Shareholders and information regarding the executive officers of Middlefield is available in its Form 10-K filed with the SEC on March 13, 2025. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and prospectus to be included in the Registration Statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Safe Harbor Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements about the Company’s financial condition, results of operations, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Numerous uncertainties, risks, and changes could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the possibility that the closing of the proposed transaction is delayed or does not occur at all because required regulatory approvals, shareholder approval or other conditions to the transaction are not obtained or satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all; the Company’s failure to integrate Middlefield and Middlefield Bank in accordance with expectations; deviations from performance expectations related to Middlefield and Middlefield Bank; diversion of management’s attention on the proposed transaction; significant changes in economic conditions in markets where the Company conducts business, which could materially impact credit quality trends; significant changes in U.S. economic conditions including those resulting from continued high rates of inflation, tightening monetary policy of the Board of Governors of the Federal Reserve, and effects of U.S. and foreign country tariff policies; general business conditions in the banking industry; the regulatory environment; general fluctuations in interest rates; demand for loans in the market areas where the Company conducts business; rapidly changing technology and evolving banking industry standards; competitive factors, including increased competition with regional and national financial institutions; and new service and product offerings by competitors and price pressures; and other factors disclosed periodically in the Company’s filings with the SEC including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q. Such reports are available on the SEC’s website at www.sec.gov and on the Company’s website at https://www.farmersbankgroup.com under the “Investor Relations” section.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, readers should not rely on any forward-looking statement as a prediction of future events. Any forward-looking statement speaks only as of the date on which it is made, and the Company expressly disclaims any obligation to update its forward-looking statements whether as a result of new information, future events or otherwise. All forward-looking statements, expressed or implied, included in or made in connection with this report are expressly qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger by and between Farmers National Banc Corp. and Middlefield Banc Corp., dated as of October 22, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp. By: /s/ Kevin J. Helmick Kevin J. Helmick President and Chief Executive Officer

Date: October 27, 2025